SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 3, 2006

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number, including area code):    (916) 646-2020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                     Regulation FD Disclosure.

        On April 3, 2006, Ophthalmic Imaging Systems (the “Registrant”) issued a press release announcing that it received a $1.35 million contract from the Kaiser Foundation Health Plan, Inc. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

Item 9.01.                     Financial Statements and Exhibits.

(c)	Exhibits

            Exhibit Number                                                      Description

99.1	Press Release of the Registrant dated April 3, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006	OPHTHALMIC IMAGING SYSTEMS
By: /s/ Ariel Shenhar
Name: Ariel Shenhar Title: Chief Financial Officer